UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) July 20, 2006

TACTICAL AIR DEFENSE SERVICES, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-79405 (Commission File Number)	88-0455809 (IRS Employer Identification No.)

1550 Ostler Court, Vancouver, British Columbia, Canada V7G-2P1

Telephone No.: (604) 924-8000 (Address and telephone number of Registrant's principal executive offices and principal place of business)

(Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters

On July 20, 2006 the Company issued a press release relating to the entry of the Company into a definitive agreement to acquire all of the assets of AeroGroup Incorporated in exchange for the issuance of the Company’s Common stock and the assumption of indebtedness and other obligations of AeroGroup Incorporated. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Shell company transactions.

Not Applicable

(d) Exhibits.

Press release dated July 20, 2006 is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTICAL AIR DEFENSE SERVICES, INC.

Date: July 21, 2006	By:	/s/ Derick Sinclair
Derick Sinclair, President, C.E.O.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 20, 2006 relating to entry into agreement to acquire all of the assets of AeroGroup Incorporated